UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	June 1, 2015

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 E. Swedesford Road, Suite 400, Wayne, Pennsylvania	19,087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(610) 225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
Redemption of 6.875% Senior Subordinated Notes due 2019
On June 1, 2015 (the “Redemption Date”), Teleflex Incorporated (the “Company”) redeemed $250,000,000 outstanding principal amount of its 6.875% Senior Subordinated Notes due 2019 (the “Redeemed Notes”) using borrowings under the Company’s revolving credit agreement and securitization facility and cash on hand. The Redeemed Notes were redeemed at a redemption price equal to 103.438% of the principal amount thereof, plus accrued and unpaid interest to, but not including, the Redemption Date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2015	TELEFLEX INCORPORATED By: /s/ Jake Elguicze Name: Jake Elguicze Title: Treasurer and Vice President, Investor Relations